UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2019

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Nonvoting Common Stock, par value $0.01 per share	BRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 or the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On August 1, 2019, Brady Corporation (the “Corporation”) and certain of its subsidiaries entered into an unsecured $200 million revolving credit agreement with a group of five banks that replaced and terminated the Corporation’s previous $300 million revolving credit agreement that had been entered into on September 25, 2015. No fees were paid by the Corporation for terminating the previous credit agreement prior to its expiration date.
Under the new credit agreement, which has a final maturity date of August 1, 2024, the Corporation has the option to select either a base interest rate (based upon the higher of (i) the federal funds rate plus one-half of 1%, (ii) the prime rate of Bank of Montreal plus a margin based on the Corporation’s consolidated net leverage ratio or (iii) the one-month LIBOR rate plus 1%) or a Eurocurrency interest rate (at the LIBOR rate plus a margin based on the Corporation’s consolidated net leverage ratio). The new credit agreement is guaranteed by certain of the Corporation’s domestic subsidiaries and contains various financial covenants, including a debt-to-EBITDA ratio of 3.50-to-1.0 and an interest coverage ratio of 3.0-to-1.0. A commitment fee is payable on the unused amount of the credit facility. The Corporation intends to use the flexibility provided by the new credit agreement to refinance existing debt, finance working capital and capital expenditures, and for other general corporate purposes.
The foregoing description of the new credit agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
The information set forth above under Item 1.01 is incorporated herein by reference.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1
Credit Agreement, dated as of August 1, 2019, by and among Brady Corporation and certain of its subsidiaries, the lenders listed therein and BMO Harris Bank, N.A., as administrative agent and L/C issuer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: August 1, 2019	/s/ AARON J. PEARCE
Aaron J. Pearce
Chief Financial Officer and Treasurer